CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Steve Bajic, President, Treasurer, Secretary and Director of Integrated Brand Solutions Inc., hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)          the quarterly report on Form 10-QSB of Integrated Brand Solutions Inc. for the nine month period ended December 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Integrated Brand Solutions Inc.

Date: January 26, 2006

/s/ Steve Bajic

Steve Bajic

President, Treasurer, Secretary and Director

(Principal Executive Officer, Principal Financial Officer

and Principal Accounting Officer)